INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation of our report dated December 6, 1999 appearing in this Annual Report on Form 10-KSB of W-J International, Ltd. for the year ended September 30, 1999.

/s/ Frieler, Habben & Company
December 28, 1999